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                                                                    EXHIBIT 4.14



                    (FACE OF PREFERRED STOCK CERTIFICATE)


                         (Picture of Salmon P. Chase)


NUMBER                                            SHARES

________                                          ________

PREFERRED STOCK                                   PREFERRED STOCK
(Series Title)                                    (Series Title)

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                        THE CHASE MANHATTAN CORPORATION

This is to certify that___________________  CUSIP___________
                              SEE REVERSE FOR CERTAIN DEFINITIONS
     is the owner of __________
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PREFERRED STOCK OF (Series Title) The Chase Manhattan Corporation transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the signatures of its duly authorized officers.

Dated:  _______

/s/ Thomas G. Labrecque                 /s/ Arthur F. Ryan
     CHAIRMAN OF THE BOARD                   PRESIDENT
                                        /s/ Ronald C. Mayer
                                             SECRETARY

                              Countersigned and Registered:
                              MELLON SECURITIES TRUST COMPANY
                              (New York, New York) Transfer Agent
                              By                   and Registrar
                                   Authorized Signature

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                  (REVERSE SIDE OF PREFERRED STOCK CERTIFICATE)

                       THE CHASE MANHATTAN CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      __ as tenants     UNIF GIFT
                in common      MIN ACT--_________Custodian___________
                                        (Cust)            (Minor)
                                        under Uniform Gifts to Minors
                                        Act__________________________
                                                   (State)
TEN ENT      __ as tenants
                by the
                entireties

JT TEN       __ as joint tenants with
                right of survivorship
                and not as tenants in
                common

Additional abbreviations may also be used though not in above list.

     For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
 SECURITY OR OTHER
IDENTIFYING NUMBER OF
     ASSIGNEE
 ____________________
/___________________/_____________________________________________

__________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
                       CODE OF ASSIGNEE.

__________________________________________________________________

___________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________
__________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________             _______________________________
                         Notice:   THE SIGNATURE TO THIS
                                   ASSIGNMENT MUST CORRESPOND WITH
                                   THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN
                                   EVERY PARTICULAR, WITHOUT
                                   ALTERATION OR ENLARGEMENT, OR
                                   ANY CHANGE WHATEVER.